ORGANIZATION AND NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2013
ORGANIZATION AND NATURE OF OPERATIONS [Abstract]
ORGANIZATION AND NATURE OF OPERATIONS
1.	ORGANIZATION AND NATURE OF OPERATIONS

The accompanying consolidated financial statements include the financial statements of Home Inns & Hotels Management Inc. (“the Company”) and its subsidiaries. The Company and its consolidated subsidiaries are collectively referred to as the “Group”.

The Company was established in Cayman Islands on May 30, 2006. In June 2006, all the then existing shareholders of Home Inns & Hotels Management (Hong Kong) Limited (“Home Inns HK”), the Company’s predecessor, exchanged their respective shares in Home Inns HK for an equivalent number of shares in the Company. As a result, Home Inns HK became a wholly-owned subsidiary of the Company. Home Inns HK did not have any operations until April 2002 when Home Inns & Hotels Management (Beijing) Co., Ltd. (“Home Inns Beijing”), a hotel operation and management company, was established as a joint venture of Home Inns HK and Beijing Capital Travel International Hotel Group Co., Ltd. (“Beijing Capital Travel”), a subsidiary of Beijing Tourism Group (“BTG”). At inception, Home Inns HK and BTG, through Beijing Capital Travel, owned 55% and 45% interest in Home Inns Beijing, respectively. Through a series of financing activities and acquisitions, Home Inns Beijing has become a wholly-owned subsidiary in July 2007.

In October 2006, the Company completed an initial public offering of American Depositary Shares (“ADSs”). ADSs of the Company are traded from October 26, 2006 on Nasdaq Global Market under the symbol “HMIN” in the United States.

In October 2011, the Group completed the acquisition of 100% equity interest of Motel 168 International Holding Limited ("Motel 168"). The total consideration of RMB 2,869,045 included RMB 2,201,731 in cash and RMB 667,314 in share consideration of 8,149,616 Home Inns’ ordinary shares. Thereafter, Motel 168 became a wholly owned subsidiary of the Group. (Refer to Note 6).

The principal activities of the Group are to develop, lease, operate, franchise, and manage economy hotels under the Home Inn brand, Yitel brand and Motel 168 brand in the People’s Republic of China (“PRC”). The Group either leases real estate properties on which it develops and operates hotels or franchises the Home Inn brand, Yitel brand and Motel 168 brand to hotel owners and manages these hotels. The former type of hotels is referred to as “leased-and-operated hotels” and the latter type of hotels as “franchised-and-managed hotels.”

Leased-and-operated hotels

The Group leases hotel properties from property owners and develops these hotels directly, by hiring, training and supervising the managers and employees to operate the hotels. The Group is responsible for hotel development and customization to conform to the standards of the Group, as well as repairs and maintenance, operating expenses and management of properties over the term of the lease. Under the lease arrangements, the Group typically enjoys rental holiday of three to six months and pays fixed rent on a quarterly basis for the first three or five years of the lease term, after which the rental payments may be subject to an increase every three to five years.

Franchised-and-managed hotels

The Group enters into certain franchise arrangements with hotel owners for which the Group is responsible for managing the hotels, including hiring and appointment of the general manager of each franchised-and-managed hotel. Under a typical franchise agreement, the franchisee is required to pay an initial franchise fee and ongoing management service fees equal to a certain percentage of the revenues of the hotel. The franchisee is responsible for the costs of hotel development and customization and the costs of its operations. The term of the franchise agreement is typically 5 years or 8 years and is renewable only upon mutual agreement between the Group and the franchisee.